SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

                 Filed by the                                [X]
                 Registrant

                 Filed by a                                  [ ]
                 Party other than the
                 Registrant

Check the appropriate box:

[  ]  Preliminary Proxy Statement

[  ]  Confidential, for Use of the
      Commission Only (as
      permitted by Rule 14a-6(e)(2))

[  ]  Definitive Proxy Statement

[X]   Definitive Additional Materials

[  ]  Soliciting Material Pursuant
      to Sec. 240.14a-11(c) or
      Sec. 240.14a-12

  (Name of Registrant as
  Specified In Its Charter)

                             (IF YOU CHECKED "FILED BY
                             REGISTRANT ABOVE" DO NOT
                             FILL THIS IN: Name of
                             Person(s) Filing Proxy
                             Statement, if other than the
                             Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.

[  ]  Fee computed on table below
      per Exchange Act Rules
      14a-6(i)(1) and 0-11.

    (1)  Title of each class of
         securities to which
         transaction applies:

    (2)  Aggregate number of
         securities to which
         transaction applies:

    (3)  Per unit price or other
         underlying value of
         transaction
         computed pursuant to Exchange
         Act Rule 0-11:

    (4)  Proposed maximum aggregate
         value of transaction:

    (5)  Total Fee Paid:

[  ]  Fee paid previously with
      preliminary materials.

[  ]  Check box if any part of the
      fee is offset as provided by
      Exchange Act Rule 0-11(a) (2)
      and identify the filing for
      which the offsetting fee was
      paid previously.  Identify the
      previous filing by
      registration statement
      number, or the Form or
      Schedule and the date of
      its filing.

  (1)  Amount Previously Paid:

  (2)  Form, Schedule or
       Registration Statement No.:

  (3)  Filing Party:

  (4)  Date Filed:

SPARTAN MASSACHUSETTS MUNICIPAL MONEY MARKET FUND
FIDELITY MASSACHUSETTS MUNICIPAL MONEY MARKET FUND

TELEPHONE VOTING SCRIPT

Introduction
HELLO, MR./MS. (SHAREHOLDER). MY NAME IS ___________. I AM CALLING ON BEHALF OF FIDELITY INVESTMENTS FOLLOWING UP ON A RECENT PROXY MAILING THEY SENT YOU REGARDING THE ____________ (TWO OPTIONS: SPARTAN MASSACHUSETTS MUNICIPAL MONEY MARKET FUND, FIDELITY MASSACHUSETTS MUNICIPAL MONEY MARKET FUND). I'M ASSISTING FIDELITY IN CONNECTION WITH THE PROXY VOTE TO APPROVE SEVERAL IMPORTANT PROPOSALS THAT AFFECT
THE FUND AND YOUR INVESTMENT IN IT.   I AM CALLING YOU TO ENCOURAGE
YOU TO VOTE YOUR PROXY IF YOU HAVE NOT YET DONE SO.

HAVE YOU RECEIVED THE __________ (TWO OPTIONS: SPARTAN MASSACHUSETTS MUNICIPAL MONEY MARKET FUND, FIDELITY MASSACHUSETTS MUNICIPAL MONEY MARKET FUND) PROXY MATERIAL? THE PACKAGE WAS MAILED IN NOVEMBER. (Describe the mailings to the shareholder if he/she does not recall it ==> 6"x9" envelope with yellow and black bar down the side.)

If NO: Confirm shareholder's address for the purpose of sending proxy materials.
Q: COULD I PLEASE CONFIRM YOUR ADDRESS FOR THE PURPOSE OF SENDING PROXY MATERIALS TO YOU?

(If address is incorrect, please write down correct address at end of script under "Comments" and forward to Fidelity.)

Tell the shareholder that a new package will be mailed to him/her. Ask the shareholder to review the material upon receipt and vote his/her shares by signing, dating and mailing the proxy card in the return envelope provided, before the shareholder meeting May 19th. Inform the shareholder that if he/she wishes to vote by fax, he/she may do so. Thank the shareholder for his/ her time. (End phone call.)

I WILL HAVE A NEW PROXY PACKAGE MAILED TO YOU. PLEASE REVIEW THE MATERIAL WHEN YOU RECEIVE IT AND VOTE YOUR SHARES BY SIGNING, DATING AND MAILING THE PROXY CARD IN THE RETURN ENVELOPE PROVIDED, TO ENSURE THAT YOUR VOTE IS COUNTED AT THE SHAREHOLDER MEETING SCHEDULED FOR JANUARY 19TH. IF YOU WOULD LIKE TO VOTE BY FAX, YOU MAY FAX YOUR SIGNED PROXY CARD TO 1-888-451-8683. THANK YOU FOR YOUR TIME THIS EVENING. (End call.)

If YES: Q:  HAVE YOU REVIEWED THE MATERIAL?

If NO: PLEASE REVIEW THE MATERIAL AT YOUR EARLIEST CONVENIENCE AND VOTE YOUR SHARES BY SIGNING, DATING AND MAILING THE PROXY CARD IN THE RETURN ENVELOPE PROVIDED, TO ENSURE THAT YOUR VOTE IS COUNTED AT THE SHAREHOLDER MEETING SCHEDULED ON JANUARY 19TH. IF YOU WOULD LIKE TO VOTE BY FAX, YOU MAY FAX YOUR SIGNED PROXY CARD TO 1-888-451-8683.

If YES: DO YOU HAVE ANY QUESTIONS?

If YES: Only answer questions using the proxy material. (See attached list of approved Q&A). (DO NOT GUESS). If the shareholder has questions that are account-specific and outside the scope of the proxy statement, ask if they would like to be transferred to a Fidelity representative.

If YES: Conference in Fidelity at 1-800-544-8888, introduce the customer, and transfer the call. (End call.)

 I'D BE GLAD TO TRANSFER YOU TO A FIDELITY REPRESENTATIVE RIGHT NOW TO HELP ANSWER YOUR QUESTIONS. PLEASE HOLD WHILE I CALL FIDELITY. (Once Fidelity rep answers and customer is still on hold ==> THIS IS ______FROM DF KING. WE ARE ASSISTING FIDELITY IN CALLING __________ (TWO OPTIONS: SPARTAN MASSACHUSETTS MUNICIPAL MONEY MARKET FUND, FIDELITY MASSACHUSETTS MUNICIPAL MONEY MARKET FUND) SHAREHOLDERS TO ENCOURAGE THEM TO VOTE THE PROXY THAT WAS RECENTLY MAILED TO THEM. I HAVE A SHAREHOLDER ON HOLD AND THEY HAVE FURTHER QUESTIONS I AM UNABLE TO ANSWER. COULD YOU PLEASE SPEAK TO HIM/HER? (Then conference call in customer and introduce customer to Fidelity rep ==> HELLO, MR./MS. ______, I HAVE ________ FROM FIDELITY ON THE LINE AND HE/SHE'LL BE HAPPY TO HELP ANSWER YOUR QUESTIONS. THANK YOU. (Transfer customer and end call.)

If YES and Premium customer:
Conference in Fidelity at 1-800-544-4442. Note: Premium hours are 8am-8pm across all time zones, Monday through Friday. When prompted enter Premium team number (do not enter "005" for Team 005. For Team 005, enter 5). If you do not have the team number, stay on the line, introduce the customer, and transfer the call. (End call.)

 I'D BE GLAD TO TRANSFER YOU TO A FIDELITY REPRESENTATIVE RIGHT NOW TO HELP ANSWER YOUR QUESTIONS. PLEASE HOLD WHILE I CALL FIDELITY. (Once Fidelity Rep answers and customer is still on hold ==> THIS IS ______FROM DF KING. WE ARE ASSISTING FIDELITY IN CALLING ________ (TWO OPTIONS: SPARTAN MASSACHUSETTS MUNICIPAL MONEY MARKET FUND, FIDELITY MASSACHUSETTS MUNICIPAL MONEY MARKET FUND) SHAREHOLDERS TO ENCOURAGE THEM TO VOTE THE PROXY THAT WAS RECENTLY MAILED TO THEM. I HAVE A PREMIUM SHAREHOLDER ON HOLD AND HE/SHE HAS FURTHER QUESTIONS I AM UNABLE TO ANSWER. COULD YOU PLEASE SPEAK TO HIM/HER? (Then conference call in customer and introduce customer to Fidelity rep ==> HELLO, MR./MS. ______, I HAVE ________ FROM FIDELITY ON THE LINE AND HE/SHE'LL BE HAPPY TO HELP ANSWER YOUR QUESTIONS. THANK YOU. (Transfer customer and end call.)

If NO: Politely refer them to Fidelity at 1-800-544-8888. Thank the shareholder for his/ her time. (End phone call.)

If shareholder sounds hostile:
 Thank the shareholder for his/ her time. (End phone call.)

 OKAY, I WILL GIVE YOU FIDELITY'S PHONE NUMBER IN CASE YOU'D LIKE TO CALL THEM AT ANOTHER TIME. THE PHONE NUMBER IS 1-800-544-8888.
 THANK YOU FOR YOUR TIME THIS EVENING. (End call.)

If not hostile: After answering all questions, offer the shareholder the opportunity to vote by telephone. Let the shareholder know that you will be recording the next part of the call, to ensure accuracy in his/her vote. Confirm the shareholder's identity by having him/her repeat his/her full name, address and the last 4 digits of his/her social security number. Record the shareholder's vote on the proposal.

 If the shareholder asks how the Board of Trustees voted, inform him/her that the Board of Trustees recommend a vote in favor of the proposals.

 Inform the shareholder that a confirmation letter will be sent to him/her, with a phone number to call if an error was made in recording his/her vote, or if he/she wishes to change his/her vote for any reason. Thank the shareholder for his/her time, and end the phone call.

 TO FACILITATE YOUR VOTING OF THE PROXY, YOU CAN VOTE BY TELEPHONE.
IF YOU WOULD LIKE TO VOTE BY TELEPHONE, THE NEXT PART OF OUR CALL WILL BE RECORDED. THIS IS TO ENSURE ACCURACY OF YOUR VOTE. ALSO, WE WILL BE SENDING YOU A CONFIRMATION LETTER FOR YOUR RECORDS WITH A PHONE NUMBER TO CALL IN CASE ANY ERROR WAS MADE IN RECORDING YOUR VOTE, OR IF YOU WISH TO CHANGE YOUR VOTE FOR ANY REASON.

 WOULD YOU LIKE TO VOTE BY TELEPHONE?

  If NO: Politely refer him/her to Fidelity at 1-800- 544-8888. (end call)

  If YES: Confirm the shareholder's identity by  having  him/her repeat their full name, address and  the last 4 digits of his/her
social security number.   Record the shareholder's vote on the
proposals.

  COULD I PLEASE HAVE THE LAST TWO DIGITS OF YOUR SOCIAL SECURITY NUMBER? (If it doesn't match, ask for the last Two digits of the social security number on the account.)

 (If customer does not feel comfortable giving any part of his/her social security number, empathize and say that we require identification through this method to take a vote over the phone. If the customer is still uncomfortable, explain that while you cannot take the vote over the phone, you can mail him/her proxy materials and they can vote by mail.)

 I UNDERSTAND THAT YOU MAY FEEL UNCOMFORTABLE GIVING PART OF YOUR SOCIAL SECURITY NUMBER OVER THE PHONE. IT IS PART OF OUR REQUIRED PROCEDURES, HOWEVER, TO ENSURE PROPER IDENTIFICATION BEFORE WE TAKE ANY VOTES OVER THE PHONE. IS THIS OK WITH YOU? (If customer agrees, proceed with vote. If customer doesn't agree, offer to send proxy materials.)

 AGREES TO GIVE LAST TWO DIGITS OF SSN:
 NOW I WILL READ YOU THE PROPOSALS AND ASK YOU WHETHER YOU VOTE "FOR", "AGAINST", OR "ABSTAIN.":

SPARTAN MASSACHUSETTS MUNICIPAL MONEY MARKET FUND
The proposals are (1) TO ELECT A BOARD OF TRUSTEES; (2) TO RATIFY THE SELECTION OF DELOITTE & TOUCHE LLP AS INDEPENDENT ACCOUNTANTS OF THE FUNDS; (3) TO AUTHORIZE THE TRUSTEES TO ADOPT AN AMENDED AND RESTATED DECLARATION OF TRUST; (5) TO APPROVE AN AMENDED MANAGEMENT CONTRACT FOR SPARTAN MASSACHUSETTS MUNICIPAL MONEY MARKET FUND; (6) TO ELIMINATE SPARTAN MASSACHUSETTS MUNICIPAL MONEY MARKET FUND'S FUNDAMENTAL 80% INVESTMENT POLICY AND ADOPT A COMPARABLE NON-FUNDAMENTAL POLICY.
DO YOU VOTE "FOR", "AGAINST" OR "ABSTAIN?"

FIDELITY MASSACHUSETTS MUNICIPAL MONEY MARKET FUND
The proposals are (1) TO ELECT A BOARD OF TRUSTEES; (2) TO RATIFY THE SELECTION OF DELOITTE & TOUCHE LLP AS INDEPENDENT ACCOUNTANTS OF THE FUNDS; (3) TO AUTHORIZE THE TRUSTEES TO ADOPT AN AMENDED AND RESTATED DECLARATION OF TRUST; (4) TO APPROVE AN AMENDED MANAGEMENT CONTRACT FOR FIDELITY MASSACHUSETTS MUNICIPAL MONEY MARKET FUND; (7) TO ELIMINATE FIDELITY MASSACHUSETTS MUNICIPAL MONEY MARKET FUND'S FUNDAMENTAL 80% INVESTMENT POLICY AND ADOPT A COMPARABLE NON-FUNDAMENTAL POLICY.
DO YOU VOTE "FOR", "AGAINST" OR "ABSTAIN?"

 THANK YOU.  AS I MENTIONED, I'LL BE SURE TO SEND A CONFIRMATION OF
YOUR VOTE TO YOU BY MAIL.   THANKS FOR YOUR TIME THIS EVENING. (End
call.)

 DOES NOT AGREE TO GIVE LAST TWO DIGITS OF SSN: UNFORTUNATELY, I WILL NOT BE ABLE TO TAKE YOUR VOTE OVER THE PHONE. WHAT I CAN DO IS HAVE A NEW PROXY PACKAGE MAILED TO YOU. PLEASE REVIEW THE MATERIAL WHEN YOU RECEIVE IT AND VOTE YOUR SHARES BY SIGNING, DATING AND MAILING THE PROXY CARD IN THE RETURN ENVELOPE PROVIDED, TO ENSURE THAT YOUR VOTE IS COUNTED AT THE SHAREHOLDER MEETING SCHEDULED FOR JANUARY 19TH. IF YOU WOULD LIKE TO VOTE BY FAX, YOU MAY FAX YOUR SIGNED PROXY CARD TO 1-888-451-8683. THANK YOU FOR YOUR TIME THIS EVENING. (End call.)

SPARTAN MASSACHUSETTS MUNICIPAL MONEY MARKET FUND
FIDELITY MASSACHUSETTS MUNICIPAL MONEY MARKET FUND

LOG SHEET

                                           Date__________________
                                     DF King Rep_________________
Address Correction
Social Security No.
(record from database; do not ask shareholder)________________

Shareholder Name_______________________________________________________

Street Address _________________________________________________________

City_________________________ State_____________ Zip Code_________________

Materials to Be Sent
Proxy Card Only ________

Full Proxy Kit  __________

Comments
Notable Shareholder Response____________________________________________

_____________________________________________________________________

_____________________________________________________________________

Other Comments________________________________________________________

______________________________________________________________________

______________________________________________________________________

Was Shareholder Transferred to Fidelity Representative?   Yes_______ No________

SPARTAN MASSACHUSETTS MUNICIPAL MONEY MARKET FUND
FIDELITY MASSACHUSETTS MUNICIPAL MONEY MARKET FUND

Script for Leaving a Message on an Answering Machine

HELLO, MR./MS. (SHAREHOLDER). MY NAME IS ___________. I AM CALLING ON BEHALF OF FIDELITY INVESTMENTS FOLLOWING UP ON A RECENT PROXY MAILING THEY SENT YOU REGARDING THE ________ (TWO OPTIONS: SPARTAN MASSACHUSETTS MUNICIPAL MONEY MARKET FUND, FIDELITY MASSACHUSETTS MUNICIPAL MONEY MARKET FUND). I'M ASSISTING FIDELITY IN CONNECTION WITH THE PROXY VOTE TO APPROVE SEVERAL IMPORTANT PROPOSALS THAT AFFECT THE FUND AND YOUR INVESTMENT IN IT.

AS AN OWNER OF THE________ (TWO OPTIONS: SPARTAN MASSACHUSETTS MUNICIPAL MONEY MARKET FUND, FIDELITY MASSACHUSETTS MUNICIPAL MONEY MARKET FUND), YOU SHOULD HAVE RECEIVED PROXY MATERIALS IN THE MAIL. AT YOUR EARLIEST CONVENIENCE, PLEASE SIGN, DATE AND MAIL THE PROXY CARD IN THE RETURN ENVELOPE PROVIDED TO YOU. IF YOU HAVE ANY QUESTIONS ABOUT THE PROPOSALS OR DID NOT RECEIVE ANY PROXY MATERIAL, PLEASE CALL FIDELITY AT 1-800-544-8888 [IF PREMIUM, ... PLEASE CALL YOUR FIDELITY PREMIUM SERVICES TEAM AT 1-800-544-4442 FROM 8AM - 8 PM ACROSS ALL TIME ZONES, MONDAY THROUGH FRIDAY].
                       THANK YOU FOR YOUR TIME.
Q&A

WHAT ROLE DOES THE BOARD PLAY? (PROPOSAL 1)
The Trustees oversee the investment policies of each fund. Members of the Board are fiduciaries and have an obligation to serve the best interests of shareholders, including approving policy changes such as those proposed in the proxy statement. In addition, the Trustees review fund performance, oversee fund activities, and review contractual arrangements with companies that provide services to the funds.

WHAT IS THE ROLE OF THE INDEPENDENT ACCOUNTANTS? (PROPOSAL 2)
The independent accountants examine annual financial statements for the funds and provide other audit and tax-related services. They also sign or certify any financial statements of the funds that are required by law to be independently certified and filed with the Securities and Exchange Commission (SEC).

WHY ARE THE FUNDS PROPOSING TO ADOPT AN AMENDED AND RESTATED DECLARATION OF TRUST? (PROPOSAL 3)
The new Declaration of Trust is a more modern form of trust instrument for a Massachusetts business trust. It gives the Trustees more flexibility, and, subject to the applicable requirements of federal and state law, broader authority to act. This increased flexibility may allow the Trustees to react more quickly to changes in competitive and regulatory conditions.

Adoption of the new Declaration of Trust will not alter the Trustees' existing fiduciary obligations to act in the best interests of the funds' shareholders. Before utilizing any new flexibility that the new Declaration of Trust may afford, the Trustees must first consider the shareholders' interests and act in accordance with such interests. The new Declaration of Trust amends the current Declaration of Trust in a number of significant ways. Please review the proxy statement for specific details.

WHY ARE FIDELITY MASSACHUSETTS MUNICIPAL MONEY MARKET FUND AND SPARTAN MASSACHUSETTS MUNICIPAL INCOME FUND PROPOSING AN AMENDED MANAGEMENT CONTRACT? (PROPOSAL 4)
The amended management contract provides for lower management fees to be paid to Fidelity Management & Research Company (FMR) when FMR's assets under management exceed certain levels. Each fund's amended management contract also allows FMR and the trust, on behalf of the fund, to modify each fund's management contract subject to the requirements of the Investment Company Act of 1940 (1940 Act).

The amended management contracts will result in a management fee that is the same as or lower than the fee payable under the fund's present contract. Please refer to the proxy statement for specific details of the amended management contract proposal.

WHY IS SPARTAN MASSACHUSETTS MUNICIPAL MONEY MARKET FUND PROPOSING AN AMENDED MANAGEMENT CONTRACT? (PROPOSAL 5)
The amended management contract modifies the list of expenses borne directly by the fund under its present management contract to include annual premiums, if any, for insurance coverage provided by a mutual insurance company. The fund's amended management contract also allows FMR and the trust, on behalf of the fund, to modify the fund's management contract subject to the requirements of the 1940 Act. Please refer to the proxy statement for specific details of the fund's amended management contract proposal.

WHY WAS THE MUTUAL INSURANCE COMPANY FORMED, AND WHAT TYPE OF LOSSES WILL IT COVER FOR THE FUND? (PROPOSAL 5)
The fund attempts to maintain a stable net asset value of $1.00 per share. The possibility exists, however, that certain events such as the default of a security in the fund's portfolio could cause the fund to sustain a loss that results in the net asset value of the fund falling below $1.00 per share. A fund may obtain insurance to minimize, but not eliminate, the risk of such a loss. Because insurance provided directly by a third-party insurer can be expensive, FMR has established its own captive mutual insurance company to offer insurance to Fidelity money market funds effective January 1, 1999.

The mutual insurance company currently provides participating Fidelity money market funds with limited coverage (initially up to $100 million annually) against credit defaults and similar losses on securities in their investment portfolios. Certain other losses, such as those due to interest rate fluctuations, are not covered, and despite insurance coverage, the fund's net asset value could fall below $1.00 per share. Please refer to the proxy statement for specific details of the fund's insurance coverage.

HAS THE FUND ALREADY BEGUN PAYING THE ANNUAL PREMIUM FOR THE INSURANCE COVERAGE? (PROPOSAL 5)
FMR currently bears the cost of the annual premiums for the fund. If shareholders approve the amended management contract, FMR will continue to bear such costs until December 31, 2003 for the fund. Any Fidelity money market fund that participates in the insurance coverage will be required to pay the annual premiums beginning in 2004.

WHY ARE SPARTAN MASSACHUSETTS MUNICIPAL MONEY MARKET FUND, FIDELITY MASSACHUSETTS MUNICIPAL MONEY MARKET FUND, AND SPARTAN MASSACHUSETTS MUNICIPAL INCOME FUND PROPOSING TO ELIMINATE THEIR FUNDAMENTAL 80% INVESTMENT POLICY AND REPLACE THEM WITH A COMPARABLE NON-FUNDAMENTAL POLICY? (PROPOSALS 6, 7, AND 8)
By making each fund's fundamental (cannot be changed without shareholder approval) 80% investment policy non-fundamental (future changes to the policy would only require approval by the Board of Trustees, not shareholders), the Trustees will be able to comply more quickly when the SEC adopts a definitive version of its proposed name
test rule (Name Test Rule).   In addition, if the proposals are
approved, the fundamental 80% "income test" will be replaced with a non-fundamental "asset test. " An asset-based test can be monitored more efficiently than an income-based test, which may facilitate the funds' compliance efforts.

The Trustees propose that each fund's existing 80% fundamental policy be made non-fundamental. Thus, when and if the SEC adopts a definitive Name Test Rule, the Trustees will have the flexibility to modify each fund's policy to conform to the new rule without the delay and expense of a shareholder meeting. The Trustees anticipate that the approval of the proposals will have no material effect on the funds or their investment operations.

WHY IS SPARTAN MASSACHUSETTS MUNICIPAL INCOME FUND PROPOSING TO MODIFY ITS FUNDAMENTAL INVESTMENT OBJECTIVE? (PROPOSAL 9)
The primary purpose of this proposal is to allow the fund to communicate more clearly its investment objective to shareholders.
The proposed amendment of the fund's fundamental investment objective is not expected to have any material effect on the way the fund is managed.

WHY IS SPARTAN MASSACHUSETTS MUNICIPAL INCOME FUND PROPOSING TO ELIMINATE CERTAIN FUNDAMENTAL INVESTMENT POLICIES? (PROPOSALS 10 AND
11)
The primary purpose of these proposals is to allow the fund to communicate more clearly its investment strategy by standardizing its investment disclosure in a manner consistent with other Fidelity funds with similar investment disciplines. The elimination of these policies is not expected to materially effect the way the fund is managed.

HAS THE FUND'S BOARD OF TRUSTEES APPROVED EACH PROPOSAL?
Yes. The Board of Trustees has unanimously approved all of the proposals and recommends that you vote to approve them.

HOW MANY VOTES AM I ENTITLED TO CAST?
As a shareholder, you are entitled to one vote for each dollar of net asset value you own of a fund on the record date. The record date is November 22, 1999.

HOW DO I VOTE MY SHARES?
You can vote your shares by completing and signing the enclosed proxy card(s) and mailing it in the enclosed postage paid envelope. If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call Fidelity at 1-800-544-8888.

HOW DO I SIGN THE PROXY CARD?
INDIVIDUAL ACCOUNTS: Shareholders should sign exactly as their names appear on the account registration shown on the card.

JOINT ACCOUNTS: Either owner may sign, but the name of the person signing should conform exactly to a name shown in the registration.

ALL OTHER ACCOUNTS: The person signing must indicate his or her capacity. For example, a trustee for a trust or other entity should sign, "Ann B. Collins, Trustee."